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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                         SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2000


                                 FORCENERGY INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                         0-26444                              65-0429338
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER
     OF INCORPORATION)                                                     IDENTIFICATION NO.)
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                              2730 S.W. 3RD AVENUE
                                    SUITE 800
                            MIAMI, FLORIDA 33129-2356
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (305) 856-8500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

     The following information is being furnished in connection with the consummation of the First Amended Joint Plan of Reorganization dated October 26,
1999, of Forcenergy Inc ("Forcenergy") and Forcenergy Resources Inc., as modified and confirmed (the "Plan"). Terms not otherwise defined below have the meaning as set forth in the Plan, a copy of which has been filed by Forcenergy under Form 8-K on January 26, 2000.

     On February 15, 2000, the Plan was consummated and became effective, thus completing Forcenergy's financial restructuring.

     Pursuant to the terms of the Plan, a new Board of Directors has been appointed. The nine member Board of Directors includes four former directors -
Bruce L. Burnham, Eric Forss, Robert Issal and Stig Wennerstrom, Forcenergy's
President and Chief Executive Officer, as well as five new directors - Michael
F. Bennet, B. James Ford, Clifford P. Hickey, Stephen A. Kaplan and Gregory P.
Pipkin.

     In connection with the consummation of the Plan, Forcenergy has entered into a new Credit Agreement (the "Credit Agreement") with ING (U.S.) Capital
Corporation as Agent, which agreement provides for $250 million in Revolving
Credit Loans and $70 million in Term Loans.

     Forcenergy has commenced distributions of Rights Offering Subscription
Forms to holders of Allowed General Unsecured Claims and set a Subscription
Rights Election Deadline of March 10, 2000. Forcenergy expects to complete the
Rights Offering and any issuance to the Standby Purchasers under the Commitment
Agreement as soon as practicable thereafter.

     Pursuant to the Plan, certificates representing shares of old Forcenergy common stock, including shares of Convest and Edisto that have not been exchanged for shares of old Forcenergy common stock, and old Senior Subordinated
Notes have been canceled. Distributions of shares of New Forcenergy Common Stock and Warrants are being made by American Stock Transfer & Trust Company,
Forcenergy's transfer agent and registrar. Holders of Old Common Stock and old
Senior Subordinated Notes may contact their brokers regarding these distributions and information that may be required in connection with these distributions.

     Forcenergy has established an initial Reserve of 1,115,326 shares of New
Forcenergy Common Stock, or approximately $20 million, for Disputed Claim
Amounts of General Unsecured Claims. Holders of approximately $393,152,601 of
Allowed General Unsecured Claims will receive a Pro Rata Share of an initial distribution of 21,924,674 shares of New Forcenergy Common Stock, or approximately 1 share for each $17.93197 of Claims. Surplus Distributions of shares for Allowed Claims that are unclaimed after one year and Disputed Claims that are not Allowed, or are Allowed in an amount less than the Disputed Claim
Amount, will be made to holders of Allowed General Unsecured Claims as of the Record Date on January 28, 2000 in accordance with the Plan.


                                       -2-


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           3.1 Amended and Restated Certificate of Incorporation of Forcenergy Inc dated as of February 15, 2000.

           3.2 Amended and Restated Bylaws of Forcenergy Inc dated as of February 15, 2000.

           4.1  Specimen Common Stock Certificate.

           4.2 Certificate of Designation of the Powers Preferences and Relative, Participating, Optional and other Special Rights of 14% Series A Cumulative Preferred Stock.

           4.3  Specimen 14% Series A Cumulative Preferred Stock Certificate.

           4.4 Warrant Agreement (Four Year Warrants), dated as of February 15, 2000 between Forcenergy Inc and American Stock Transfer and Trust Company, including the form of Warrant Certificate for the Four Year Warrants.

           4.5 Warrant Agreement (Five Year Warrants), dated as of February 15, 2000 between Forcenergy Inc and American Stock Transfer and Trust Company, including the form of Warrant Certificate for the Five Year Warrants.

          10.1  Forcenergy Inc 1999 Stock Plan.

          10.2  Forcenergy Inc 1999 Employee Stock Purchase Plan.

          10.3 Registration Rights Agreement dated as of February 15, 2000 among Forcenergy Inc and the parties identified on the signature pages thereto.

          10.4 Employment Agreement dated as of February 15, 2000 between Forcenergy Inc and Stig Wennerstrom.

          10.5 Employment Agreement dated as of February 15, 2000 between Forcenergy Inc and J. Russell Porter.

          10.6 Employment Agreement dated as of February 15, 2000 between Forcenergy Inc and Thomas F. Getten.

          10.7 Employment Agreement dated as of February 15, 2000 between Forcenergy Inc and E. Joseph Grady.

          10.8 Employment Agreement dated as of February 15, 2000 between Forcenergy Inc and Gary E. Carlson.

          10.9 Employment Agreement dated as of February 15, 2000 between Forcenergy Inc and Mark Yelverton.

          10.10 Employment Agreement dated as of February 15, 2000 between Forcenergy Inc and Robert G. Gerdes.

          10.11 Commitment Agreement dated December 10, 1999 between Forcenergy Inc and the Standby Purchasers named therein.

         10.12 Credit Agreement dated as of February 15, 2000 between Forcenergy Inc, ING (U.S.) Capital LLC, as Agent and certain financial institutions named therein as Lenders.










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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FORCENERGY INC



                                 By: /s/ E. JOSEPH GRADY
                                    --------------------------------------------
                                     E. Joseph Grady, Vice President and Chief
                                     Financial Officer


Date: February 15, 2000



                                      -5-

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                               INDEX TO EXHIBITS

Exhibit
Number        Description
-------       -----------
 3.1          Amended and Restated Certificate of Incorporation of Forcenergy
              Inc dated as of February 15, 2000.

 3.2          Amended and Restated Bylaws of Forcenergy Inc dated as of
              February 15, 2000.

 4.1          Specimen Common Stock Certificate.

 4.2          Certificate of Designation of the Powers Preferences and
              Relative, Participating, Optional and other Special Rights of
              14% Series A Cumulative Preferred Stock.

 4.3          Specimen 14% Series A Cumulative Preferred Stock Certificate.

 4.4          Warrant Agreement (Four Year Warrants), dated as of February 15,
              2000 between Forcenergy Inc and American Stock Transfer and
              Trust Company, including the form of Warrant Certificate for the Four Year Warrants.

 4.5          Warrant Agreement (Five Year Warrants), dated as of February 15,
              2000 between Forcenergy Inc and American Stock Transfer and
              Trust Company, including the form of Warrant Certificate for the Five Year Warrants.

10.1          Forcenergy Inc 1999 Stock Plan.

10.2          Forcenergy Inc 1999 Employee Stock Purchase Plan.

10.3 Registration Rights Agreement dated as of February 15, 2000 among Forcenergy Inc and the parties identified on the signature pages thereto.

10.4          Employment Agreement dated as of February 15, 2000 between
              Forcenergy Inc and Stig Wennerstrom.

10.5          Employment Agreement dated as of February 15, 2000 between
              Forcenergy Inc and J. Russell Porter.

10.6          Employment Agreement dated as of February 15, 2000 between
              Forcenergy Inc and Thomas F. Getten.

10.7          Employment Agreement dated as of February 15, 2000 between
              Forcenergy Inc and E. Joseph Grady.

10.8          Employment Agreement dated as of February 15, 2000 between
              Forcenergy Inc and Gary E. Carlson.

10.9          Employment Agreement dated as of February 15, 2000 between
              Forcenergy Inc and Mark Yelverton.

10.10         Employment Agreement dated as of February 15, 2000 between
              Forcenergy Inc and Robert G. Gerdes.

10.11         Commitment Agreement dated December 10, 1999 between Forcenergy
              Inc and the Standby Purchasers named therein.

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
  10.12        Credit Agreement dated as of February 15, 2000 between Forcenergy
               Inc, ING (U.S.) Capital LLC, as Agent and certain financial institutions named therein as Lenders.
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